UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2012

KBS REAL ESTATE INVESTMENT TRUST, INC.
(Exact name of registrant specified in its charter)

Maryland	000-52606	20-2985918
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

620 Newport Center Drive, Suite 1300
Newport Beach, California 92660
(Address of principal executive offices)

Registrant's telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
Internalization Fee Restriction
On October 24, 2012, upon the recommendation of KBS Real Estate Investment Trust, Inc.’s (the “Company”) advisor, KBS Capital Advisors LLC (the “Advisor”), the Company’s board of directors and conflicts committee determined that, in the event the Company’s board of directors determines that it is in the Company’s best interests to obtain the personnel needed to become self-managed by entering into a business combination with affiliates of the Company’s sponsors (an “Internalization Transaction”), then the Company will not enter into such an Internalization Transaction unless the Advisor or one of its affiliates agrees to proceed with the Internalization Transaction without the payment of any internalization fee or other consideration by the Company, whether in the form of a cash payment or in the form of stock, warrants or options.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST, INC.

Dated: October 25, 2012	BY:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer